Investor Presentation Claros Mortgage Trust, Inc. (CMTG) September 2023 The properties above are not representative of all transactions.

The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) do not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings Net Debt / Equity Ratio, Total Leverage Ratio, and Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Net Debt / Equity Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. Total Leverage Ratio is a non-GAAP measure, which the Company defines as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash stock-based compensation expense, (ii) real estate depreciation and amortization, (iii) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (iv) one-time events pursuant to changes in GAAP and (v) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Furthermore, the Company presents Distributable Earnings prior to realized gains and losses, which includes principal charge-offs, as the Company believes these non-recurring items are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings is substantially the same as Core Earnings, excluding incentive fees, as defined in the Management Agreement, for the periods presented. The Company believes that Net Debt / Equity Ratio and Total Leverage Ratio provide meaningful information to consider in addition to the Company’s total liabilities and balance sheets. Net Debt / Equity Ratio and Total Leverage Ratio are used to evaluate the Company’s financial leverage. The Company believes that Distributable Earnings and Distributable Earnings prior to realized gains and losses provide meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes Distributable Earnings and Distributable Earnings prior to realized gains and losses help it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings and Distributable Earnings prior to realized gains and losses do not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Net Debt / Equity Ratio, Total Leverage Ratio, Distributable Earnings, and Distributable Earnings prior to realized gains and losses may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings and Distributable Earnings prior to realized gains and losses may not be comparable to the Distributable Earnings and Distributable Earnings prior to realized gains and losses reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Distributable Earnings, Distributable Earnings prior to realized gains and losses, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Distributable Earnings and Distributable Earnings prior to realized gains and losses are key factors considered by the board of directors in setting the dividend and as such the Company believes Distributable Earnings and Distributable Earnings prior to realized gains and losses are useful to investors. Accordingly, the Company believes providing these metrics on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current expected credit loss reserve, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or when we acquire title in the case of foreclosure or deed-in-lieu or assignment in lieu of foreclosure), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of June 30, 2023 unless otherwise noted. Important Notices

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV represents “loan-to-value” or “loan-to-cost”, which is calculated as our total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to our loan, divided by our estimate of either (1) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third-party appraisal) or (2) the borrower’s projected, fully funded cost basis in the asset, in each case, as we deem appropriate for the relevant loan and other loans with similar characteristics. Loans with specific current expected credit loss (“CECL”) reserves are reflected as having an LTV of 100%. Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. LTV is updated only in connection with a partial loan paydown and/or release of collateral, material changes to expected project costs, the receipt of a new appraisal (typically in connection with financing or refinancing activity) or a change in our loan commitment. Totals represent weighted average based on loan commitment, including non-consolidated senior interests and pari passu interests. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans and expectations. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy; the demand for commercial real estate loans; CMTG’s business and investment strategy; CMTG’s operating results; actions and initiatives of the U.S. government and governments outside of the United States, changes to government policies and the execution and impact of these actions, initiatives and policies; the state of the economy generally or in specific geographic regions; economic trends and economic recoveries; CMTG’s ability to obtain and maintain financing arrangements, including secured debt arrangements and securitizations; the timing and amount of expected future fundings of unfunded commitments; the availability of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; CMTG’s expected leverage; general volatility of the securities markets in which we participate; changes in the value of CMTG’s assets, and the scope of CMTG’s target assets; interest rate mismatches between CMTG’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of CMTG’s target assets, changes in prepayment rates on CMTG’s target assets, effects of hedging instruments on CMTG’s target assets, and rates of default or decreased recovery rates on CMTG’s target assets; the degree to which hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting, legal or regulatory issues or guidance and similar matters; CMTG’s continued maintenance of our qualification as a REIT for U.S. federal income tax purposes; CMTG’s continued exclusion from registration under the Investment Company Act of 1940, as amended (the "1940 Act"); the availability of opportunities to acquire commercial mortgage related, real estate-related and other securities; the availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to our stockholders in the future; CMTG’s present and potential future competition; and unexpected costs or unexpected liabilities, including those related to litigation. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

CMTG Snapshot See Endnotes in the Appendix. $7.5 billion Loan Portfolio 1 $2.4 billion Equity Book Value $407 million Total Liquidity 2 9.2% Weighted Average All-In Yield 3 98% Senior Loans 1,4 98% Floating Rate Loans 1 68.5% Weighted Average Portfolio LTV 5 2.3x Net Debt / Equity Ratio 6

Integrated real estate investor, operator, developer and lender Mack Real Estate Group The firm’s principals have decades of global real estate investing experience Invests institutional and high net worth capital in real estate equity and debt assets

Mack Real Estate Group Businesses Real Estate Credit (“MRECS”) Direct lending (first mortgage, mezzanine, preferred equity) and other debt investments Property Management (“MPM”) Property management of MREG and third-party owned residential and commercial assets Comprehensive Property Management Services ~5,000 units 3.6M SF under management of commercial and industrial space under management ~190 staff located across the U.S. Real Estate Equity (“MREG”) Development and ownership of multifamily, industrial, office, and other asset classes Multifamily and Industrial Investmentsa 29 investments ~9,000 potential unitsb ~6.0 million industrial SFb High Yield Levered Transitional Credit Investments Levered Transitional Credit Investments ~$3.0B $18.0B of investor capital raised since inception of credit investments originated, co-originated or acquired ~$900M $1.9B Unlevered Transitional Credit Investments $250M $52.5M of investor capital raised since inception of credit investments originated, co-originated or acquired of investor capital raised since inception of credit investments originated, co-originated or acquired As of June 30, 2023. These properties and investments are not CMTG investments and are not expected to be invested in by CMTG. Past or expected performance of MREG, MPM and MRECS is not indicative or predictive of future performance or results of CMTG. Includes realized investments. Unit count, square footage, and other figures concerning development characteristics reflect assets in various stages of development, including actual unit count for completed construction as well as estimated unit count for development projects that are not yet completed. Such estimated figures are based on expectations, estimates, and projections and no party provides any guarantee or assurance that these projections are accurate. Actual results may vary significantly from those reflected or contemplated. Similarly, there is no guarantee that MREG will ultimately develop the assets in accordance with the development plans as presented herein. Please read the Important Notices at the beginning of this presentation for additional important information concerning, among other things, forward-looking statements.

MREG National Presence  Includes employees across the firm’s credit, equity, development, and property management business as of the date on this presentation. Integrated platform with investment, development, property management and lending activities across the United States WA NV CA AZ CO TX IL MI TN NC FL VA PA New York City CT MA Raleigh Seattle Los Angeles Phoenix GA NY MD 6 offices ~300 employees Mack Real Estate Group, LLC Office MREG / MRECS Investments and/or Mack Property Management, L.P. (MPM) Presence UT Miami

CMTG Overview KEY DIFFERENTIATORS “Ownership mindset” investment approach Well-capitalized, institutional borrowers Markets with local intelligence / experience / expertise Proactive asset management with a focus on staying ahead of the borrower Focus on downside protection; highly structured loans with credit support Utilize modest leverage PLATFORM Roots in real estate development and operations dating back to the 1960s Managed by experienced operator with integrated credit, equity, development and property management business Established and scaled platform with demonstrated track record Focus on transitional loan opportunities secured by high quality CRE assets, generally with institutional-grade sponsorship, located in major U.S. markets where MREG has infrastructure and / or experience

Loan Portfolio Overview Key Portfolio Metrics7 June 30, 2023 March 31, 2023 Loan Portfolio1 $7.5Bn $7.6Bn Total Loan Commitments8 $9.1Bn $9.3Bn Number of Loans 75 76 LTV5 68.5% 68.9% Average Commitment Size ~$120MM ~$120MM Weighted Average All-In Yield3 9.2% 8.9% Floating Rate Loans1 98% 98% Senior Loans1,4 98% 98% a Mixed-use comprises 3% office, 1% retail, 1% multi-family, and immaterial for-sale condo and hospitality components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances.

$ amounts in millions       Region Exposure by Carrying Value and as a % of Total Carrying Value Collateral Type Number of Loans Carrying Value1 % of Total Carrying Value West Northeast Southeast Mid Atlantic Southwest Midwest Other Multi-family 25 3,043 41% $1,423 / 19% $389 / 5% $175 / 2% $277 / 4% $497 / 7% $281 / 4% - Hospitality 11 1,528 20% $600 / 8% $525 / 7% $281 / 4% - $122 / 2% - - Office 10 1,097 15% $264 / 4% $272 / 4% $348 / 5% - $88 / 1% $125 / 2% - Land 6 558 8% - $377 / 5% $30 / 0% $150 / 2% - - - Mixed-usea 5 455 6% - $195 / 3% $29 / 0% $231 / 3% - - - For-Sale Condo 4 394 5% $209 / 3% $17 / 0% $157 / 2% $12 / 0% - - - Otherb 14 407 5% $61 / 1% $145 / 2% $65 / 1% $68 / 1% - $64 / 1% $4 / 0% Total 75 7,482 100% $2,558 / 34% $1,920 / 26% $1,086 / 15% $738 / 10% $707 / 9% $470 / 6% $4 / 0% Loan Portfolio Overview (cont’d) Totals may not foot due to rounding. Mixed-use comprises 3% office, 1% retail, 1% multi-family, and immaterial for-sale condo and hospitality components. Mixed-use allocations are based upon allocable square footage except where another method is deemed more appropriate under the applicable facts and circumstances. Includes six loans secured by a portfolio of build-to-rent homes, representing $201 million in loan commitments and $67 million in unpaid principal balance.

Financial Overview Key Financial Metrics 2Q-2023 YTD 2023 GAAP Net Income ($MM) Per Share $4.3 $0.02 $41.0 $0.28 Distributable Earnings prior to realized gain and principal charge-off ($MM)9 Per Share $50.3 $0.35 $90.5 $0.64 Distributable (Loss) Earnings ($MM)9 Per Share $(14.5) $(0.10) $25.7 $0.19 Dividends ($MM) Per Share $52.4 $0.37 $104.8 $0.74 Book Value ($MM) Per Share Adjusted Book Value per Share10 $2,400.4 $16.94 $17.64 Net Debt / Equity Ratio6 Total Leverage Ratio11 2.3x 2.7x GAAP net income of $4.3 million, or $0.02 per share; distributable earnings prior to realized gain and principal charge-off of $50.3 million, or $0.35 per share; and a distributable loss of $14.5 million, or $0.10 per share 9 Paid a cash dividend of $0.37 per share for the second quarter of 2023

Conservative and Diversified Funding Strategy Total financing capacity of $8.0 billion with approximately $2.0 billion of undrawn capacity, unchanged from March 31, 202312 Unencumbered loan assets totaled $404 million (92% senior mortgages) Unencumbered REO asset with a carrying value of $144 million a Summary of Outstanding Financing $ amounts in millions Capacity UPB at June 30, 2023 Weighted Average Coupon13 Repurchase agreements and term participation facility $5,856 $4,137 2.54% Warehouse Sidecar $365 $253 5.31% Asset Specific Financing $715 $487 3.39% Secured Term Loan $729 $729 4.50% Debt Related to REO $290 $290 2.78% Total as of 2Q-2023 $7,955 $5,896 2.99% a. Total carrying value includes acquired lease intangibles.

Capital Structure Overview Conservative Capital Structure Capital Structure Composition ($ amounts in millions) 2.3x Net Debt / Equity Ratio6 $6.2 billion total warehouse and participation financing capacity across six counterparties with $4.4 billion outstanding12 Weighted average advance rate of 68% on asset-specific financings (75% advance rate on multi-family loans and 63% on other loans) For illustrative and discussion purposes only. Not intended to illustrate order of priority. Warehouse Facilities $3,919 Other Asset- Specific Financings $375 Debt Related to REO $290 Unencumbered loan assets totaled $404 million ($373 million in senior mortgages) Equity $2,400 Secured Term Loan $729 Warehouse and Participation Facilities $4,390 Debt Related to REO $290 Other Asset-Specific Financings $487

Appendix A The properties above are not representative of all transactions.

Richard Mack14 CEO and Chairman, CMTG; Co-Founder and CEO, MREG Mike McGillis14 President, CMTG; President and COO, MREG Jai Agarwal14 CFO, CMTG Kevin Cullinan14 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Originations, MREG Priyanka Garg14 Executive Vice President, CMTG; MD, Co-Head of Credit Strategies, Head of Asset Management, MREG Barden Gale14 Vice Chairman, MREG Paul Keller15 Chairman, MRED; Vice Chairman, MREG J.D. Siegel14,16 Executive Vice President, CMTG; General Counsel, MREG Dave Germond14,16 MD, Head of Capital Raising, MREG As of June 30, 2023. MRECS Senior Leadership CMTG Leadership Other IC Members / Advisers Co-founded MREG in 2013 and MRECS in 2014 Formerly at AREA Property Partners and Shearson Lehman Hutton Joined MRECS in 2015 Formerly at J.E. Robert Companies, Freddie Mac, and AEW Capital Management Joined MREG in 2022 Formerly at Apollo Commercial Real Estate Finance, Blackstone Mortgage Trust, and iStar Joined MRECS in 2015 Formerly at J.P. Morgan and CBRE Joined MRECS in 2020 Formerly at Treeview Real Estate Advisors, Westbrook Partners, and Goldman Sachs Joined MREG in 2014 Formerly at J.E. Robert Companies, Starwood Capital Group, and ABP Investments Joined MREG in 2013 Formerly at Mack Urban, Urban Partners, and Keller Equity Group Joined MREG in 2015 Formerly at Aetos Capital Real Estate, Centerbridge Partners, and Sherman & Sterling Joined MRECS in 2016 Formerly at Tishman Speyer and Prudential Real Estate Investors

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 1 398.7 400.8 405.0 Dec-21 Multifamily CA Senior N 3 Investment 2 389.2 390.0 390.0 Nov-19 Multifamily NY Senior N 3 Investment 3 281.4 280.0 280.0 Jul-18 Hospitality NY Senior N 3 Investment 4 224.3 225.0 225.0 Jul-21 Hospitality GA Senior N 3 Investment 5 213.0 214.9 262.5 Feb-22 Multifamily CA Senior Y 4 Investment 6 212.3 213.8 235.0 Aug-22 Hospitality CA Senior N 3 Investment 7 211.9 213.6 227.0 Jun-22 Hospitality CA Senior N 3 Investment 8 208.9 208.9 247.3 Oct-19 For Sale Condo CA Senior N 3 Investment 9 192.5 192.6 192.6 Sep-18 Land NY Senior N 3 Investment 10 181.2 181.4 205.3 Oct-19 Mixed-Use DC Senior N 3 Investment 11 169.1 170.0 170.0 Jan-22 Multifamily CO Senior N 3 Investment 12 169.0 169.9 258.4 Sep-19 Office GA Senior N 4 Investment 13 167.8 168.9 193.4 Apr-22 Multifamily MI Senior N 3 Investment 14 156.9 158.2 160.0 Sep-19 For Sale Condo FL Senior Y 2 Investment 15 153.5 154.7 160.0 Sep-22 Multifamily AZ Senior N 3 Investment 16 150.3 150.3 150.3 Jan-18 Land VA Senior N 4 Investment 17 149.8 150.0 150.0 Feb-19 Office CT Senior N 3 Investment 18 147.4 147.5 147.5 Dec-21 Multifamily PA Senior N 3 Investment 19 101.2 138.7 155.0 Aug-19 Multifamily CA Senior N 5 Investment 20 132.5 133.6 151.7 Apr-22 Multifamily TX Senior N 3 CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 21 129.5 130.0 130.0 Dec-21 Multifamily VA Senior N 3 Investment 22 124.8 125.0 125.0 Dec-21 Office IL Subordinate N 3 Investment 23 121.9 122.5 127.5 Sep-21 Hospitality TX Senior N 3 Investment 24 122.4 122.5 122.5 Sep-19 Office NY Senior N 3 Investment 25 119.3 119.5 120.0 Apr-19 Mixed-Use NY Senior N 3 Investment 26 118.4 119.1 122.0 Mar-22 Multifamily TX Senior N 3 Investment 27 117.0 118.2 127.3 Jun-22 Multifamily TX Senior N 3 Investment 28 114.5 115.0 115.0 Aug-22 Multifamily CO Senior N 3 Investment 29 113.5 113.5 113.5 Jul-21 Multifamily IL Senior N 3 Investment 30 112.2 112.4 124.8 Feb-20 Office CA Senior N 4 Investment 31 108.2 108.9 141.1 Apr-20 Office TN Senior N 3 Investment 32 105.3 104.3 104.3 Jun-18 Hospitality NY Senior Y 4 Investment 33 102.6 103.0 103.0 Dec-21 Multifamily TN Senior N 3 Investment 34 100.7 101.1 101.1 Mar-23 Hospitality CA Senior N 3 Investment 35 97.5 97.9 100.0 Aug-21 Office CA Senior N 4 Investment 36 95.6 96.2 100.8 Jan-22 Multifamily NV Senior N 3 Investment 37 87.8 87.8 87.8 Mar-20 Office TX Senior N 3 Investment 38 88.0 87.7 87.7 Dec-18 Land NY Senior N 3 Investment 39 84.6 85.3 148.3 Mar-21 Other MA Senior N 3 Investment 40a 78.3 78.5 115.3 Aug-22 Hospitality NY Senior Y 4 CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 41 75.3 76.4 76.4 Jul-18 Hospitality CA Senior N 4 Investment 42 75.2 75.5 76.0 Jul-22 Multifamily UT Senior N 3 Investment 43 75.4 75.5 75.5 Apr-19 Mixed-Use NY Senior N 3 Investment 44 72.9 73.4 77.1 Nov-21 Multifamily FL Senior N 3 Investment 45 70.5 70.9 84.8 Aug-21 Office GA Senior N 4 Investment 46 67.8 69.0 130.5 Jan-22 Other PA Senior N 3 Investment 47 66.6 67.0 76.4 Dec-21 Multifamily TX Senior N 4 Investment 48 67.0 67.0 67.0 Jul-19 Land NY Senior N 4 Investment 49 64.4 64.8 79.6 Jun-21 Other MI Senior N 3 Investment 50 60.3 61.6 140.0 Nov-22 Other MA Senior Y 3 Investment 51 60.0 60.0 60.0 Aug-18 Hospitality NY Senior N 3 Investment 52 57.0 57.5 73.7 Jan-22 Hospitality TN Senior N 3 Investment 53 54.8 55.7 90.0 Feb-22 Office WA Senior N 3 Investment 54 49.7 51.7 202.5 May-22 Mixed-Use VA Senior Y 3 Investment 55 49.9 50.2 53.3 Mar-22 Multifamily AZ Senior N 4 Investment 56 42.9 43.4 60.3 Nov-21 Multifamily NV Senior N 3 Investment 57 37.9 38.3 48.5 Jun-22 Other NV Senior Y 2 Investment 58 38.0 38.3 44.8 Feb-22 Multifamily TX Senior N 4 Investment 59 29.2 30.5 141.8 Dec-21 Mixed-use FL Senior Y 3 Investment 60 29.9 30.0 30.0 Apr-19 Land MA Senior N 3 CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 ($ amounts in millions)

Portfolio Overview Investment Carrying Value1 Unpaid Principal Balance Loan Commitment8 Origination Date Property Type Location Loan Type Construction Risk Rating Investment 61 30.1 29.9 30.2 Jul-21 Land FL Subordinate N 3 Investment 62 29.3 29.6 34.6 Jan-22 Other FL Senior Y 3 Investment 63 24.4 24.5 28.5 Feb-22 Multifamily TX Senior N 3 Investment 64 23.0 24.0 106.5 Oct-22 Other NV Senior Y 3 Investment 65 16.9 16.7 16.7 Aug-19 For Sale Condo NY Senior N 3 Investment 66 14.2 14.5 32.8 Jan-22 Other GA Senior Y 3 Investment 67 11.0 12.7 176.3 Sep-22 Multifamily UT Senior Y 3 Investment 68 11.7 11.9 11.9 Dec-21 For Sale Condo VA Senior N 3 Investment 69 6.7 7.3 54.0 Feb-22 Other GA Senior Y 3 Investment 70 5.7 5.9 23.4 Apr-22 Other GA Senior Y 3 Investment 71 5.1 5.4 32.1 Feb-22 Other FL Senior Y 3 Investment 72 4.2 4.5 24.2 Apr-22 Other GA Senior Y 3 Investment 73 3.5 3.5 3.5 Jul-19 Other Other Senior N 5 Investment 74 0.0 0.9 0.9 Aug-18 Other NY Subordinate N 5 Investment 75 (1.1) - 112.1 Dec-22 Multifamily WA Senior Y 3 Total / Wtd. Average17 $7,482.0 $7,559.5 $9,058.4 20% Investment in unconsolidated joint venture a $42.5 Real Estate Owned – Hospitality, net 398.1 Real Estate Owned – Mixed-Use, net b 144.4 Portfolio Total $8,067.0 CMTG Portfolio Summary by Unpaid Principal Balance as of June 30, 2023 ($ amounts in millions) Comprised of loans backed by the same property. Total carrying value includes acquired lease intangibles.

($ amounts in thousands) June 30, 2023 March 31, 2022   December 31, 2022 March 31, 2022 Assets       Cash and cash equivalents $ 253,055 $ 306,456 Restricted cash 32,035 41,703 Loan principal payments held by servicer 641 - Loans receivable held-for-investment 7,520,017 7,489,074 Less: current expected credit loss reserve (103,651) (128,647) Loans receivable held-for-investment, net 7,416,366 7,360,427 Equity method investment 42,547 41,880 Real estate owned, net 522,427 401,189 Other assets 133,533 89,858 Total assets $ 8,400,604 $ 8,241,513   Liabilities and Equity Repurchase agreements $ 4,043,983 $ 3,966,859 Term participation facility 346,140 257,531 Loan participations sold, net 264,082 263,798 Notes payable, net 218,373 149,521 Secured term loan, net 713,975 736,853 Debt related to real estate owned, net 289,651 289,389 Other liabilities 61,908 59,223 Dividends payable 52,424 52,001 Management fee payable – affiliate 9,641 9,867 Total liabilities $ 6,000,178 $ 5,785,042     Equity   Common stock, $0.01 par value, 500,000,000 shares authorized, 138,385,904 and 140,055,714 shares issued and 138,385,904 and 138,376,144 shares outstanding at June 30, 2023 and December 31, 2022, respectively 1,400 1,400 Additional paid-in capital 2,720,168   2,712,316 Accumulated deficit (321,142) (257,245) Total equity 2,400,426 2,456,471 Total liabilities and equity $ 8,400,604 $ 8,241,513 Consolidated Balance Sheets June 30, 2023 and December 31, 2022 Source: CMTG financials.

Consolidated Statements of Operations For the Three Months Ended June 30 and March 31, 2023, and June 30, 2022 Source: CMTG financials. Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended Three Months Ended ($ amounts in thousands, except share and per share data) June 30, 2023 March 31, 2022 March 31, 2023 March 31, 2022 June 30, 2022 March 31, 2022 Revenue Interest and related income $ 180,735 $ 164,166 $ 98,993 Less: interest and related expense 119,676 106,027 46,871 Net interest income 61,059 58,139 52,122 Revenue from real estate owned 19,866 10,963 17,118 Total net revenue 80,925 69,102 69,240 Expenses Management fees – affiliate 9,641 9,656 9,843 Incentive fees – affiliate - 1,558 - General and administrative expenses 4,492 4,923 4,748 Stock-based compensation expense 4,395 3,366 604 Real estate owned: Operating expenses 11,269 10,000 10,536 Interest expense 5,865 5,444 2,719 Depreciation 2,092 2,058 1,998 Total expenses 37,754 37,005 30,448 Realized gain on sale of loan - - 30,090 Proceeds from interest rate cap 1,495 1,183 - Unrealized (loss) gain on interest rate cap (259) (1,404) 2,837 (Loss) income from equity method investment (895) 1,563 - Gain on extinguishment of debt 2,217 - - (Provision for) reversal of current expected credit loss reserve (41,476) 3,239 (8,530) Net income 4,253 36,678 63,189 Net loss attributable to non-controlling interests - - (45) Net income attributable to common stock $ 4,253 $ 36,678 $ 63,234 Net income per share of common stock Basic and diluted $ 0.02 $ 0.26 $ 0.45 Weighted-average shares of common stock outstanding Basic and diluted 138,399,446 138,385,810 139,637,949

Reconciliation of GAAP Net Income to Distributable Earnings (Loss) For the Three Months Ended June 30, 2023 Refer to page 1 for definition of Distributable Earnings. ($ amounts in thousands) GAAP Net Income Attributable to Common Stock Adjustments Distributable Earnings (Loss) Interest and related income $180,735   $180,735 Interest and related expense (119,676)   (119,676) Revenue less expenses from real estate owned 2,732   2,732 Depreciation on real estate owned (2,092) 2,092 0 Management fees - affiliate (9,641)   (9,641) General and administrative expenses (4,492)   (4,492) Stock-based compensation expense (4,395) 4,395 0 Proceeds from interest rate cap 1,495   1,495 Unrealized loss on interest rate cap (259) 259 0 Loss from equity method investment (895)   (895) Gain on extinguishment of debt 2,217 (2,217) 0 Provision for current expected credit loss reserve (41,476) 41,476 0 Total $4,253 $46,005 $50,258 Per share, basic and diluted $0.02   $0.35 Principal charge-off - (66,935) (66,935) Gain on extinguishment of debt   2,217 2,217 Total $4,253 $(18,713) $(14,460) Per share, basic and diluted $0.02   $(0.10) Weighted average diluted shares – GAAP     138,399,446 Weighted average unvested RSUs     3,249,255 Weighted average diluted shares – Distributable Earnings     141,648,701

Endnotes Based on carrying value net of specific CECL reserves. Total Liquidity as of June 30, 2023, includes cash and approved and undrawn credit capacity. Approved and undrawn credit capacity represents undrawn capacity available under financing facilities. While these amounts were previously contractually approved, in certain cases, the lender’s consent is required for us to borrow these amounts. All-in yield represents the weighted average annualized yield to initial maturity of each loan, inclusive of coupon and contractual fees, based on the applicable floating benchmark rate/floors (if applicable), in place as of June 30, 2023. For loans placed on non-accrual, the annualized yield to initial maturity used in calculating the weighted average annualized yield to initial maturity is 0%. Senior loans include senior mortgages and similar loans, including related contiguous subordinate loans (if any), and pari passu participations in senior mortgage loans. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwritten values and projected costs should not be assumed to reflect our judgment of current market values or project costs, which may have changed materially since the date of origination. See Important Notices beginning on page 1 for additional information. Net Debt / Equity Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, less cash and cash equivalents, to total equity. For further information, please refer to Item 2 (MD&A) of our 10-Q. Excludes our two real estate owned (REO) investments, unless otherwise noted. Loan commitment represents principal outstanding plus remaining unfunded loan commitments. Refer to page 21 for a reconciliation of Distributable Earnings to GAAP Net Income attributable to its common stock. Adjusted book value per share includes general CECL reserves and accumulated depreciation. For further information, please refer to Item 2 (MD&A) of our 10-Q. Total Leverage Ratio is calculated as the ratio of asset-specific debt and Secured Term Loan, plus non-consolidated senior interests held by third parties, less cash and cash equivalents, to total equity. Subject to approval of financing counterparty as well as pledging of additional unencumbered assets. Weighted average spreads exclude LIBOR / SOFR floors. Fixed-rate financings are presented as a spread over the relevant floating benchmark rate. MRECS Investment Committee Member. Paul Keller is an Adviser to the MRECS Investment Committee for construction investments. J.D. Siegel and Dave Germond are non-voting members of the MRECS Investment Committee. Based on total loan commitments.